UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio	43537
(Address of principal executive offices)	(Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 17, 2012, the Board of Directors of Dana Holding Corporation (Dana) appointed William G. Quigley III, 50, Executive Vice President and Chief Financial Officer effective March 1, 2012. Our current Executive Vice President and Chief Financial Officer, James A. Yost, will step down from his role as Chief Financial Officer on that date and leave Dana upon the expiration of his executive employment agreement on May 12, 2012. Mr. Yost will support Mr. Quigley as part of an orderly transition until his departure.

Mr. Quigley served most recently as Executive Vice President and Chief Financial Officer of Visteon Corporation, a global automotive supplier, from November 2007 until October 2011. Prior to that, he was its Senior Vice President and Chief Financial Officer from March 2007 to November 2007 and Vice President, Corporate Controller and Chief Accounting Officer from December 2004 to March 2007.

Upon commencing employment with Dana, Mr. Quigley will be entitled to the following:

•	$600,000 annual base salary;

•	Upon the achievement of target-level performance, an annual bonus of 75% of his annual base salary (prorated for 2012);

•

Eligible for annual grants pursuant to the 2012 long term incentive program under Dana’s 2008 Omnibus Incentive Plan to be valued at 255% of his annual base salary to be granted on the same date as other senior executives are eligible (prorated for 2012) which will consist of stock options, restricted stock units and performance cash;

•	20,000 stock options granted as the effective date of hire and vesting 50% on the second and 50% on the third anniversaries of the effective date of hire;

•

All of Dana’s benefit plans or arrangements in effect from time to time with respect generally to senior executives, including a perquisite allowance, Executive Severance Policy, Change in Control Severance and Supplemental Executive Retirement Plan (SERP); and

•	Relocation assistance under Dana’s Domestic Relocation Policy.

Mr. Quigley will forfeit all sign-on elements included in his initial terms of employment if he voluntarily terminates service or is terminated for cause on or before the third anniversary date of his first effect date of employment (100% if before the first anniversary; pro-rata if between the first and third anniversary).

A copy of Dana’s press release related to Mr. Quigley’s appointment is being furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished with this report.

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: February 21, 2012	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Dana Holding Corporation Press Release dated February 21, 2012

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